EXHIBIT 24



                                 CBS CORPORATION

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and officer of CBS CORPORATION hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (a) post-effective amendments to the registration statements on Form S-8 listed on Annex A and any and all amendments and subsequent post-effective amendments to such registration statements, and (b) registration statements on Form S-8 (including a post-effective amendment on Form S-8 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-128821)), and any amendments or supplements thereto, relating to the issuance of shares of CBS Class B Common Stock, par value $0.001 per share, under the relevant plans of the Company set forth on Annex A and in connection with the separation of Viacom Inc. into CBS Corporation and new Viacom Inc.; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 13th day of January, 2006.



                                             Sign:  /s/ Leslie Moonves
                                                   ----------------------------

                                             Print Name: Leslie Moonves
                                                         ----------------------

                                 CBS CORPORATION

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer of CBS CORPORATION hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (a) post-effective amendments to the registration statements on Form S-8 listed on Annex A and any and all amendments and subsequent post-effective amendments to such registration statements, and (b) registration statements on Form S-8 (including a post-effective amendment on Form S-8 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-128821)), and any amendments or supplements thereto, relating to the issuance of shares of CBS Class B Common Stock, par value $0.001 per share, under the relevant plans of the Company set forth on Annex A and in connection with the separation of Viacom Inc. into CBS Corporation and new Viacom Inc.; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 13th day of January, 2006.



                                             Sign:  /s/ Fredric G. Reynolds
                                                   ----------------------------

                                             Print Name:  Fredric G. Reynolds
                                                          ---------------------

                                   VIACOM INC.

                         (to be renamed CBS Corporation)

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (to be renamed CBS Corporation), hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (a) post-effective amendments to the registration statements on Form S-8 listed on Annex A and any and all amendments and subsequent post-effective amendments to such registration statements, and (b) registration statements on Form S-8 (including a post-effective amendment on Form S-8 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-128821)), and any amendments or supplements thereto, relating to the issuance of shares of CBS Class B Common Stock, par value $0.001 per share, under the plans of the Company set forth on Annex A and in connection with the transactions contemplated by the separation of Viacom Inc. into CBS Corporation and new Viacom Inc.; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2005.



                                            Sign:  /s/ David R. Andelman
                                                  -----------------------------

                                            Print Name:  David R. Andelman
                                                         ----------------------

                                   VIACOM INC.

                         (to be renamed CBS Corporation)

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (to be renamed CBS Corporation), hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (a) post-effective amendments to the registration statements on Form S-8 listed on Annex A and any and all amendments and subsequent post-effective amendments to such registration statements, and (b) registration statements on Form S-8 (including a post-effective amendment on Form S-8 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-128821)), and any amendments or supplements thereto, relating to the issuance of shares of CBS Class B Common Stock, par value $0.001 per share, under the plans of the Company set forth on Annex A and in connection with the transactions contemplated by the separation of Viacom Inc. into CBS Corporation and new Viacom Inc.; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2005.



                                            Sign:  /s/ Joseph A. Califano, Jr.
                                                  -----------------------------

                                            Print Name:  Joseph A. Califano, Jr.
                                                         -----------------------

                                   VIACOM INC.

                         (to be renamed CBS Corporation)

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (to be renamed CBS Corporation), hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (a) post-effective amendments to the registration statements on Form S-8 listed on Annex A and any and all amendments and subsequent post-effective amendments to such registration statements, and (b) registration statements on Form S-8 (including a post-effective amendment on Form S-8 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-128821)), and any amendments or supplements thereto, relating to the issuance of shares of CBS Class B Common Stock, par value $0.001 per share, under the plans of the Company set forth on Annex A and in connection with the transactions contemplated by the separation of Viacom Inc. into CBS Corporation and new Viacom Inc.; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2005.



                                            Sign:  /s/ William S. Cohen
                                                  -----------------------------

                                            Print Name:  William S. Cohen
                                                         ----------------------

                                   VIACOM INC.

                         (to be renamed CBS Corporation)

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (to be renamed CBS Corporation), hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (a) post-effective amendments to the registration statements on Form S-8 listed on Annex A and any and all amendments and subsequent post-effective amendments to such registration statements, and (b) registration statements on Form S-8 (including a post-effective amendment on Form S-8 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-128821)), and any amendments or supplements thereto, relating to the issuance of shares of CBS Class B Common Stock, par value $0.001 per share, under the plans of the Company set forth on Annex A and in connection with the transactions contemplated by the separation of Viacom Inc. into CBS Corporation and new Viacom Inc.; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2005.



                                            Sign:  /s/ Philippe P. Dauman
                                                  -----------------------------

                                            Print Name:  Philippe P. Dauman
                                                         ----------------------

                                   VIACOM INC.

                         (to be renamed CBS Corporation)

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (to be renamed CBS Corporation), hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (a) post-effective amendments to the registration statements on Form S-8 listed on Annex A and any and all amendments and subsequent post-effective amendments to such registration statements, and (b) registration statements on Form S-8 (including a post-effective amendment on Form S-8 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-128821)), and any amendments or supplements thereto, relating to the issuance of shares of CBS Class B Common Stock, par value $0.001 per share, under the plans of the Company set forth on Annex A and in connection with the transactions contemplated by the separation of Viacom Inc. into CBS Corporation and new Viacom Inc.; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2005.



                                            Sign:  /s/ Shari Redstone
                                                  -----------------------------

                                            Print Name:  Shari Redstone
                                                         ----------------------

                                   VIACOM INC.

                         (to be renamed CBS Corporation)

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (to be renamed CBS Corporation), hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (a) post-effective amendments to the registration statements on Form S-8 listed on Annex A and any and all amendments and subsequent post-effective amendments to such registration statements, and (b) registration statements on Form S-8 (including a post-effective amendment on Form S-8 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-128821)), and any amendments or supplements thereto, relating to the issuance of shares of CBS Class B Common Stock, par value $0.001 per share, under the plans of the Company set forth on Annex A and in connection with the transactions contemplated by the separation of Viacom Inc. into CBS Corporation and new Viacom Inc.; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2005.



                                            Sign:  /s/ Sumner M. Redstone
                                                  -----------------------------

                                            Print Name:  Sumner M. Redstone
                                                         ----------------------

                                   VIACOM INC.

                         (to be renamed CBS Corporation)

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (to be renamed CBS Corporation), hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (a) post-effective amendments to the registration statements on Form S-8 listed on Annex A and any and all amendments and subsequent post-effective amendments to such registration statements, and (b) registration statements on Form S-8 (including a post-effective amendment on Form S-8 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-128821)), and any amendments or supplements thereto, relating to the issuance of shares of CBS Class B Common Stock, par value $0.001 per share, under the plans of the Company set forth on Annex A and in connection with the transactions contemplated by the separation of Viacom Inc. into CBS Corporation and new Viacom Inc.; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2005.



                                            Sign: /s/ Robert D. Walter
                                                 ------------------------------

                                            Print Name:  Robert D. Walter
                                                         ----------------------

----------------------- --------------------------------------------------------
Filing Number and Date   Plans Covered

----------------------- --------------------------------------------------------
333-124172              |X| Viacom Inc. 2004 Long-Term Management Incentive Plan
4/19/2005

----------------------- --------------------------------------------------------
333-108105              |X| 1993 CBS Corporation Long-Term Incentive Plan
8/20/2003               |X| Infinity Broadcasting Corporation 1998 Long-Term
                            Incentive Plan
                        |X| King World Productions, Inc. Stock Option Agreement
                            with Oprah Winfrey dated as of March 17, 1994
                        |X| King World Productions, Inc. Stock Option Agreement
                            with Jeffrey D. Jacobs dated as of March 17, 1994
                        |X| King World Productions, Inc. Stock Option Agreement
                            with Oprah Winfrey dated as of October 6, 1995
                        |X| King World Productions, Inc. Stock Option Agreement
                            with Jeffrey D. Jacobs dated as of October 6, 1995
                        |X| King World Productions, Inc. Stock Option Agreement
                            with Oprah Winfrey dated as of September 15, 1997
                        |X| King World Productions, Inc. Stock Option Agreement
                            with Jeffrey D. Jacobs dated as of September 15,
                            1997
                        |X| King World Productions, Inc. Stock Option Agreement
                            with Oprah Winfrey dated as of September 16, 1998
                        |X| King World Productions, Inc. Stock Option Agreement
                            with Jeffrey D. Jacobs dated as f September 16, 1998
                        |X| King World Productions, Inc. Stock Option Agreement
                            with Timothy Bennett dated as of September 16, 1998
                        |X| King World Productions, Inc. Stock Option Agreement
                            with Dianne Hudson dated as of September 16, 1998
                        |X| King World Productions, Inc. Stock Option Agreement
                            with Douglas Pattison dated as of September 16, 1998
----------------------- --------------------------------------------------------
333-82422               |X| Viacom 401(k) Plan
2/8/2002                |X| The Westinghouse Savings Program

----------------------- --------------------------------------------------------
333-75752               |X| The Viacom Excess 401(k) Plan
12/21/2001

----------------------- --------------------------------------------------------

----------------------- --------------------------------------------------------
Filing Number and Date   Plans Covered

----------------------- --------------------------------------------------------
333-55346               |X| Viacom Inc. 2000 Long-Term Management Incentive Plan
2/9/2001                |X| Viacom Inc. 1997 Long-Term Management Incentive Plan
                        |X| Viacom Inc. 2000 Stock Option Plan for Outside
                            Directors
                        |X| Post Effective Amendment (filed 2/21/2001)
                        |X| Infinity Broadcasting Corporation Employees'
                            401(k) Plan
                        |X| Infinity Broadcasting Corporation Union Employees'
                            401(k) Plan
                        |X| Outdoor Systems, Inc. 401(k) Plan
                        |X| CBS Employee Investment Fund
                        |X| Infinity Broadcasting Corporation Stock Plan for
                            Directors
                        |X| Infinity Broadcasting Corporation 1998 Long-Term
                            Incentive Plan
                        |X| Infinity Broadcasting Corporation 1999 Long-Term
                            Incentive Plan
                        |X| Outdoor Systems, Inc. 1996 Omnibus Plan
----------------------- --------------------------------------------------------
333-88613               |X| The Westinghouse Savings Program
5/5/2000                |X| CBS Employee Investment Fund
                        |X| Infinity Broadcasting Corporation Employees'
                            401(k) Plan
                        |X| Infinity Broadcasting Corporation Employees'
                            401(k) Union Plan
                        |X| Amended and Restated Infinity Broadcasting
                            Corporation Stock Option Plan
                        |X| King World 1998 Stock Option and Restricted Stock
                            Purchase Plan
                        |X| King World 1996 Amended and Restated Stock Option
                            and Restricted Stock Purchase Plan
                        |X| King World Salesforce Bonus Plan
                        |X| CBS Corporation Deferred Compensation and Stock
                            Plan for Directors
                        |X| CBS 1991 Long-Term Incentive Plan
                        |X| CBS 1993 Long-Term Incentive Plan
                        |X| Westinghouse 1984 Long-Term Incentive Plan
----------------------- --------------------------------------------------------
333-36440               |X| The Westinghouse Savings Program
5/5/2000                |X| CBS Employee Investment Fund
                        |X| Infinity Broadcasting Corporation Employees'
                            401(k) Plan
                        |X| Infinity Broadcasting Corporation Employees'
                            401(k) Union Plan
                        |X| CBS Corporation Deferred Compensation and Stock
                            Plan for Directors
                        |X| CBS 1991 Long-Term Incentive Plan
                        |X| CBS 1993 Long-Term Incentive Plan
----------------------- --------------------------------------------------------
333-34125               |X| Viacom Inc. 1997 Long-Term Management Incentive Plan
8/22/1997

----------------------- --------------------------------------------------------
033-59141               |X| Viacom Inc. 1994 Long-Term Management Incentive Plan
5/5/1995                |X| Viacom Inc. Stock Option Plan for Outside Directors
                        |X| Viacom Inc. 1994 Stock Option Plan for Outside
                            Directors
----------------------- --------------------------------------------------------